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                      AMENDMENT NO. 4 (THE "AMENDMENT") TO
                EMPLOYMENT AGREEMENT BETWEEN GEORGE W. BLANK AND
             UNIVISION TELEVISION GROUP, INC., WHICH WAS ASSIGNED TO
                   UNIVISION COMMUNICATIONS INC. ("UNIVISION")
               (AS PREVIOUSLY AMENDED, THE "EMPLOYMENT AGREEMENT")

                                January 1, 1999

To:  Mr. George W. Blank
     c/o Univision Communications Inc.

Dear George:

     Your Employment Agreement will expire on December 31, 2000 (the "Term"). Univision desires to extend the Term for an additional one year period. You and we hereby agree to amend the Employment Agreement as follows:

     1. TERM. The Term is hereby extended for an additional one year period. The Employment Agreement shall expire on December 31, 2001, unless earlier terminated in accordance with the terms set forth in the Employment Agreement.

     2. SALARY. Your annual Base Salary rate shall be: Five Hundred Fifty Thousand Dollars ($550,000) for calendar year 1999; Five Hundred Fifty Thousand Dollars ($550,000) for calendar year 2000; and Six Hundred Thousand Dollars ($600,000) for calendar year 2001.

     3. OTHER. Except as provided in this Amendment, all other terms and conditions set forth in the Employment Agreement shall remain in full force and effect, and the parties hereby ratify and confirm the Employment Agreement, as amended hereby.

     4. EFFECTIVE DATE OF AMENDMENT. Upon its execution by you and Univision, this Amendment shall become effective as of the date first written above.

     5. EXCLUSIVITY. During the Term, you shall not directly or indirectly enter into any discussions or negotiations with anyone other than Univision for the performance of services by you after the expiration of the Term. You will negotiate in good faith exclusively with Univision if Univision elects to seek an extension or renewal of your Employment Agreement prior to the expiration of the Term.

     Please indicate your agreement to this Amendment to the Employment Agreement by signing in the space provided below.

                                       UNIVISION COMMUNICATIONS INC.

                                       By: /s/ Robert V. Cahill
                                          --------------------------
                                           Robert V. Cahill
                                           Vice President

I have read the preceding Amendment and agree to its terms and conditions:


/s/ George W. Blank
---------------------
George W. Blank